                                                                   EXHIBIT 10.48



  SUMMARY OF PRINCIPAL CHANGES TO THE REVOLVING CREDIT AGREEMENTS AS PROVIDED
                          IN THE JUNE 2002 AMENDMENTS

     THE FOLLOWING IS SUMMARY INFORMATION DERIVED FROM THE AMENDED AGREEMENTS TO THE REVOLVING CREDIT AGREEMENTS FILED AS EXHIBITS TO THIS 10-Q. THE READER SHOULD REFER TO THE ATTACHED AMENDMENTS FOR THE ACTUAL WORDING.

                                    SUMMARY:

The amendments provide for the following:
1. Modification of the Consolidated Tangible Net Worth covenant;
2. Addition of a definition for Qualifying Convertible Subordinated Debt and revision of the definition of Restricted Payments;
3. Modification of the Interest Coverage Ratio Covenant; and
4. Approval of certain technical changes to certain subsidiaries.

                                  EXPLANATION:

1. Tangible Net Worth Covenant. The tangible net worth covenant is changed from a minimum Consolidated Tangible Net Worth of 80% of the actual Consolidated Net Worth as of the fiscal quarter ending December 31, 2001 to 84% of the actual Consolidated Net Worth as of the fiscal quarter ending March 30, 2002, beginning with the quarter ended June 30, 2002. (See Schedule 2 Section 1 of the Amended Agreement)

   This amendment also allows purchase accounting adjustments taken after December 31, 2001, of up to $187 million, to be deducted from intangible assets for the purposes of defining actual reported Consolidated Tangible Net Worth.

2. Qualifying Convertible Subordinated Debt. A new "Qualifying Convertible Subordinated Debt" definition is added under the Consolidated Tangible Net Worth covenant in the event Sanmina-SCI decides to issue subordinated convertible debt. The actual reported Consolidated Tangible Net Worth will be increased by the amount of proceeds received from any issuance of Qualifying Convertible Subordinated Debt. Required Consolidated Tangible Net Worth will be increased by 75% of the net proceeds of any new Qualifying Convertible Subordinated Debt issuance. Any conversion of the Qualifying Convertible Subordinated Debt into capital stock will decrease the required amount of Consolidated Tangible Net Worth by 25% of the conversion proceeds. (See
   Page 3 of the Amended Agreement)

   The Restricted Payments definition is also modified to include any payments of principal, premium or other amounts in relation to Qualifying Convertible Subordinated Debt (other than interest payments) prior to June 6, 2005. (see Page 3 of the Amended Agreement)

3. Interest Coverage Ratios. The minimum Interest Coverage Ratio for the quarters ending June 30, 2002 and September 30, 2002 are modified to 1.45x and 1.10x, respectively, from 2.00x. (see Page 4 of the Amended Agreement)

4. Technical Changes Involving Subsidiaries. The amendment provides consent to the Company to execute certain technical organizational changes involving wholly-owned subsidiaries. (see Page 5 of the amended Agreement)

                               AMENDMENT AGREEMENT

                  This AMENDMENT AGREEMENT (this "Amendment") is entered into as of June 21, 2002 among SANMINA-SCI CORPORATION (fka Sanmina Corporation), a Delaware corporation (the "Company"), the several financial institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent.

                  The Company, the Lenders and the Administrative Agent entered into a Credit Agreement (364-Day) dated as of December 6, 2001 (as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Company has requested that the Lenders agree to certain amendments to the Credit Agreement and provide certain consents together therewith and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Pledgors and Guarantors attached hereto as Exhibit A) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement of Pledgors and Guarantors related hereto and the Credit Agreement (as amended by this Amendment).

         (c) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement; Consent. Subject to the terms and conditions hereof (i) the Credit Agreement is amended as follows and (ii) the consent set forth below is granted, in each case, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

         (a) Amendments to Article I of the Credit Agreement.

                  (1) The definition of "Consolidated Tangible Net Worth" is amended to add the following at the end thereof:

                           "plus the Net Issuance Proceeds of any Qualifying Convertible Subordinated Debt."

                  (2) The definition of "Convertible Notes" is amended to add the following at the end thereof:

                           ", including, but not limited to, Qualifying
                           Convertible Subordinated Debt."

                  (3) The definition of "Intangible Assets" is amended to add the following at the end thereof:

                           "; provided that, for purposes of calculating Consolidated Tangible Net Worth purchase accounting adjustments taken after December 31, 2001 related to the SCI Merger in an amount up to $187,000,000 shall be excluded from the determination of Intangible Assets."

                  (4) A new definition of "Qualifying Convertible Subordinated Debt" as set forth below shall be inserted immediately following the definition of "Pro Rata Share":

                           "'Qualifying Convertible Subordinated Debt' means any convertible subordinated debt issued by the Borrower subsequent to June 21, 2002, (i) with a maturity date not earlier than June 6, 2005, (ii) with subordination terms no less favorable to the Lenders than those contained in the Indenture dated as of May 5, 1999, between the Borrower and Norwest Bank Minnesota, N.A., as trustee, relating to the 4 1/4% Convertible Subordinated Notes due 2004 issued thereunder, without giving effect to any amendment, supplement or modification to such indenture, (iii) the terms of which do not provide for any voluntary or scheduled mandatory redemption, repurchase or other payment on account of principal of, or other amounts (other than interest) on account of, such Indebtedness, in each case prior to June 6, 2005 (for the avoidance of doubt the parties agree that a change in control put option in favor of the holders of such debt shall not be deemed to be such a mandatory scheduled redemption, repurchase or other payment) and (iv) the terms of which have not been amended in accordance with Section 6.17."

                  (5) The definition of "Restricted Payment" is amended in its entirety as follows:

                           "`Restricted Payment' means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of the Borrower or any Subsidiary, or any payment with respect to such capital stock (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock and (ii) any payment on account of principal, premium or any other amount on account of Qualifying Convertible Subordinated Debt (other than interest payments in respect thereof) prior to June 6, 2005; provided that no Restricted Payment shall be deemed to occur upon the "cashless exercise" of any options or warrants of the Borrower or any Subsidiary by the holder thereof if such exercise does not result in the deemed repayment, forgiveness or other cancellation of Indebtedness owing to the Borrower or any of its Subsidiaries; provided further, that no Restricted Payment shall be deemed to occur with respect to (i) the payment of principal of, interest on or premium in respect of Indebtedness evidenced by Convertible Notes which are not Qualifying Convertible Subordinated Debt in accordance with the terms of such Convertible Notes (including in connection with the redemption or repurchase of such notes) or other purchase of such notes in market or privately negotiated transactions, at any time prior to the conversion of the same into capital stock of the Borrower or its Subsidiaries, provided that at the time of any such payment no Default or Event of Default shall have occurred and be continuing, (ii) the delivery of capital stock upon conversion of Convertible Notes in accordance with the terms thereof or (iii) any payment of cash in lieu of the issuance of fractional shares to holders of Convertible Notes upon conversion."

         (b) Amendment to Article VI of the Credit Agreement.

                  (1) Article VI is amended by adding a new Section 6.17 thereto as follows:

                           "6.17 QUALIFYING CONVERTIBLE SUBORDINATED DEBT. The Borrower may amend, supplement or otherwise modify the terms of any Qualifying Convertible Subordinated Debt; provided that, if any such amendment (a) alters the interest rate applicable to such Indebtedness such that the same shall not be a fixed, non-increasing market interest rate per annum payable no more often than quarterly, (b) modifies the terms of such Indebtedness in a manner that imposes obligations on the Borrower that are materially more onerous or otherwise materially more burdensome to the Borrower than its obligations under such Indebtedness on its date of incurrence or (c) otherwise alters the terms of such Indebtedness in a manner not consistent with the definition of Qualifying Convertible Subordinated Debt, then such Indebtedness shall cease to be treated as Qualifying Convertible Subordinated Debt; provided, however, that, no such amendment, supplement or modification shall be permitted if after giving effect to that same (i) a Default or Event of Default would exist hereunder or (ii) the Borrower would fail to be in compliance on a pro forma basis with Section
                           7.13 as of the most recent fiscal quarter end of the Borrower."

         (c) Amendment to Article VII of the Credit Agreement.

                  (1) Section 7.13(a) is amended in its entirety as follows:

                           "(a) Consolidated Tangible Net Worth. Permit
                           Consolidated Tangible Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (a) 84% of Consolidated Tangible Net Worth as of the fiscal quarter ending March 31, 2002, (b) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after December 31, 2001 (with no deduction for a net loss in any such fiscal quarter), (c) an amount equal to 50% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after December 31, 2001 by reason of the conversion of debt securities of the Borrower or its Subsidiaries (other than Qualifying Convertible Subordinated Debt) into capital stock, (d) an amount equal to 50% of the Net Issuance Proceeds of any issuance of capital stock of the Borrower or any of its Subsidiaries after December 31, 2001 and (e) an amount equal to 75% of the Net Issuance Proceeds of any Qualifying Convertible Subordinated Debt minus 25% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries by reason of the conversion of Qualifying Convertible Subordinated Debt into capital stock of the Borrower in accordance with the terms thereof."

                  (2) Section 7.13(b) is amended in its entirety to provide as follows:

                           "(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than the following amounts:

                                         Fiscal Quarter Ending                 Minimum Ratio
                                         ---------------------                 -------------
                                         June 30, 2002
                                                                                 1.45:1.00

                                         September 30, 2002                      1.10:1.00


                                         December 31, 2002                       2.00:1.00

                                         March 31, 2003                          2.50:1.00

                                         June 30, 2003                           2.75:1.00

                                         September 30, 2003 and                  3.00:1.00"
                                         thereafter

         (d) Amendment to Exhibit C of the Credit Agreement. Exhibit C of the Credit Agreement is replaced in its entirety by Exhibit C attached to this Amendment.


         (e) Consent to Internal Reorganization. For the avoidance of doubt, and notwithstanding anything to the contrary in Section 7.02, Section 7.04 or
Section 7.05 of the Credit Agreement, the Majority Lenders, consent that the Company may, at any time or from time to time, as part of an internal reorganization described to the Lenders prior to the date hereof, cause up to four of its Wholly-Owned Subsidiaries (one of which may be an Ineligible Material Subsidiary and the others of which may not be Material Subsidiaries) with tangible assets as of March 30, 2002 in an aggregate amount not to exceed $125,000,000 to cease doing business and liquidate their assets by (i) transferring such assets to Wholly-Owned Subsidiaries and/or (ii) liquidating their assets for fair market value; provided that, subsequent to the completion of such liquidation all cash and other assets remaining at such Subsidiaries after satisfaction of its liabilities shall be distributed to the holder of the capital stock of such Subsidiaries.

3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

         (b) The execution, delivery and performance by the Company and any of its Subsidiaries of the Amendment Documents to which they are a party have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents to which they are a party constitute the legal, valid and binding obligations of the Company and its Subsidiaries, enforceable against them in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 5.05 of the Credit Agreement).

         (e) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         (f) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

         (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Company and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                  (2) The Administrative Agent shall have received the consent, in form and substance satisfactory to the Administrative Agent, of each Guarantor in its capacity as such to the execution and delivery hereof by the Company.

                  (3) The Administrative Agent shall have received evidence of payment by the Company of all fees, reasonable costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

                  (4) The Administrative Agent shall have received from the Company, in form and substance satisfactory to the Administrative Agent, a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Amendment.

                  (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (6) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

         (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Fees. The Company shall pay to the Administrative Agent for the ratable benefit of each Lender that executes and delivers this Amendment by no later than 12:00 noon (Pacific time) on June 21, 2002, a non-refundable amendment fee equal to 0.10% of such Lender's Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Credit Agreement or this Amendment.

6. Miscellaneous.

                  (a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed entirely within the State of California, provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

                  (g) The Company agrees to pay or reimburse Bank of America (including in its capacity as Administrative Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Administrative Agent) in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.



                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       SANMINA-SCI CORPORATION


                                       By:  /s/  [Signature Illegible]
                                          --------------------------------------
                                       Title: President and Chief Operating
                                              Officer
                                              ----------------------------------

                                       BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                       AGENT AND LENDER


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       SANMINA-SCI CORPORATION


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                       AGENT AND LENDER


                                       By: /s/ KEVIN M. MCMAHON
                                          --------------------------------------
                                       Title: Managing Director
                                             -----------------------------------

                                       BARCLAYS BANK PLC

                                       By: /s/ JOHN GIANNONE
                                           -------------------------------------
                                       Name: John Giannone
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By: /s/ DONALD E. SELLERS, JR.
                                           -------------------------------------
                                       Name: Donald E. Sellers, Jr.
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       CITICORP USA, INC.


                                       By: /s/ JOHN WETZLER
                                           -------------------------------------
                                       Name: John Wetzler
                                             -----------------------------------
                                       Title: Managing Director
                                              ----------------------------------

                                       MORGAN STANLEY BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       FLEET NATIONAL BANK


                                       By: /s/ GREG ROUX
                                           -------------------------------------
                                       Name: Greg Roux
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       REGIONSBANK,


                                       By: /s/ MARK BURR
                                           -------------------------------------
                                       Name: Mark Burr
                                             -----------------------------------
                                       Title: VP-Corporate Banking
                                              ----------------------------------

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION



                                       By: /s/ KATRINA FLOWERS
                                           -------------------------------------
                                       Name: Katrina Flowers
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ ROGER FLEISCHMANN
                                           -------------------------------------
                                       Name: Roger Fleischmann
                                             -----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ KEMP LEONARD
                                           -------------------------------------
                                       Name: Kemp Leonard
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       ROYAL BANK OF CANADA


                                       By: /s/ STEPHANIE BABICH
                                           -------------------------------------
                                       Name: Stephanie Babich
                                             -----------------------------------
                                       Title: Senior Manager
                                              ----------------------------------

                                       CREDIT SUISSE BOSTON



                                       By: /s/ VITALY G. BUTENKO
                                           -------------------------------------
                                       Name: Vitaly G. Butenko
                                             -----------------------------------
                                       Title: Associate
                                              ----------------------------------


                                       By: /s/ JEFFREY BERNSTEIN
                                           -------------------------------------
                                       Name: Jeffrey Bernstein
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       ABN AMRO BANK N.V.


                                       By: /s/ PETER HSU
                                           -------------------------------------
                                       Name: Peter Hsu
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ ALEX SOOJIN YOO
                                           -------------------------------------
                                       Name: Alex Soojin Yoo
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       JPMORGAN CHASE BANK



                                       By: /s/ WILLIAM P. RINDFUSS
                                           -------------------------------------
                                       Name: William P. Rindfuss
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                                                       EXHIBIT A


                CONSENT AND AGREEMENT OF PLEDGORS AND GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor and/or as a Pledgor, acknowledges that its consent to the foregoing Amendment Agreement (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty or Stock Pledge Agreement of the undersigned or any other Collateral Documents executed by the undersigned in the Administrative Agent's, the Collateral Agent's or the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.



                                       THE SUBSIDIARIES LISTED ON SCHEDULE A,
                                       AS GUARANTORS AND PLEDGORS


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                                                      SCHEDULE A


HADCO CORPORATION;

SCI SYSTEMS, INC.;

SCI TECHNOLOGY, INC.;

SCIMEX, INC.;

SCI HOLDINGS, INC.;

SCI SYSTEMS (ALABAMA), INC.;

SCI ENCLOSURES, LLC

                                                                       EXHIBIT C


                         FORM OF COMPLIANCE CERTIFICATE

                                   FINANCIAL STATEMENT DATE: ______________,____


To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain Credit Agreement (364-Day), dated as of December 6, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Sanmina-SCI Corporation (fka Sanmina Corporation), a Delaware corporation (the "Company"), certain Subsidiaries of the Company as co-borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

        The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

               [Use following for fiscal YEAR-END financial statements]

        1. Attached hereto as Schedule 1 axe the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

               [Use following for fiscal QUARTER-END financial statements]

        1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

        2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

        3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

                                 [select one:]

        [to the best knowledge of the undersigned, after due inquiry, no Default or Event of Default exists as of the date hereof.]

                                     --or--

        [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default, its nature and status and the action that the Company proposes to take with respect thereto:]

        4. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________,__________.


                                             SANMINA-SCI CORPORATION

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

              FOR THE QUARTER/YEAR ENDED ____________________ ("STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.   SECTION 7.13(a) - CONSOLIDATED TANGIBLE NET WORTH.

     A.   Consolidated Tangible Net Worth at Statement Date:

          1.   Shareholders' Equity:                                  $
                                                                       ---------

          2.   Net Issuance Proceeds of Qualifying
               Convertible Subordinated Debt:                         $
                                                                       ---------

          3.   Intangible Assets[1]:                                  $
                                                                       ---------

          4.   Consolidated Tangible Net Worth
               (Line I.A.1 + I.A.2 - I.A.3):                          $
                                                                       ---------

     B.   Initial required amount (84% of Consolidated
          Tangible Net Worth as of the fiscal quarter ending
          March 31, 2002):                                            $
                                                                       ---------

     C.   50% of Consolidated Net Income for each fiscal
          quarter ending after December 31, 2001 (no
          reduction for losses):                                      $
                                                                       ---------

     D.   50% of increases in Shareholders' Equity after
          December 31, 2001 from conversion of debt securities
          (other than Qualifying Convertible Subordinated Debt):      $
                                                                       ---------

     E.   50% of Net Issuance Proceeds of any issuance
          of capital stock of the Company or any of its
          Subsidiaries after December 31, 2001:                       $
                                                                       ---------

     F.   75% of the Net Issuance Proceeds of any
          Qualifying Convertible Subordinated Debt:                   $
                                                                       ---------

     G.   25% of the aggregate increases in
          Shareholders' Equity from conversion of
          Qualifying Convertible Subordinated Debt:                   $
                                                                       ---------


----------

     (1) For purposes of calculating Consolidated Tangible Net Worth purchase accounting adjustments taken after December 31, 2001 related to the SCI Merger in an amount up to $187,000,000 shall be excluded from the determination of Intangible Assets.

     H.   Minimum required Consolidated Tangible Net Worth
          (Lines I.B + I.C + I.D + I.E + I.F - I.G):                $
                                                                     -----------

     I.   Excess (deficit) for covenant compliance
          (Line I.A.4 - I.H):                                       $
                                                                     -----------

II.  SECTION 7.13(b) - INTEREST COVERAGE RATIO.

     A. Consolidated EBIT for four consecutive fiscal quarters ending on above date ("Subject Period"):

          1.   Consolidated Net Income for Subject Period:          $
                                                                     -----------

          2.   Consolidated Interest Charges for Subject
               Period:                                              $
                                                                     -----------

          3.   The amount of taxes, based on or measured
               by income, and or included in the determination
               of Consolidated Net Income:                          $
                                                                     -----------

          4.   Cash and noncash charges permitted under
               definition of Consolidated EBIT[2]:                  $
                                                                     -----------

          5.   Consolidated EBIT
               (Lines II.A.1 + II.A.2 + II.A.3 + II.A.4):           $
                                                                     -----------

     B.   Consolidated Cash Interest Charges for Subject Period:    $
                                                                     -----------

     C.   Interest Coverage Ratio ((Line II.A.5) / (Line II.B)) :   _____ to 1.00

     Minimum required (see Section 7.13(b)):                        _____ to 1.00

III. SECTION 7.13 - LEVERAGE RATIO.

     A.   Consolidated Funded Indebtedness at Statement Date

          1.   Consolidated total Indebtedness:                     $
                                                                     -----------

          2.   Amount of Line III.A.1 consisting of Indebtedness
               described in clauses (b) and (c) of the definition
               of Indebtedness:                                     $
                                                                     -----------

          3.   Line III.A.1 - Line III.A.2:                         $
                                                                     -----------

     B.   Consolidated Total Capitalization at Statement Date:      $
                                                                     -----------


----------

     (2) With respect to any cash or non-cash charge attach a worksheet setting forth in reasonable detail the nature of such charge.

     C.   Leverage Ratio (Line III.A.3 / Line III.B):               ____ to 1.00

     MAXIMUM PERMITTED:                                             0.50 to 1.00

                              AMENDMENT AGREEMENT

                  This AMENDMENT AGREEMENT (this "Amendment") is entered into as of June 21, 2002 among SANMINA-SCI CORPORATION (fka Sanmina Corporation), a Delaware corporation (the "Company"), the several financial institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.

                  The Company, the Lenders, the L/C Issuer and the Administrative Agent entered into a Credit Agreement (Multi-Year) dated as of December 6, 2001 (as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Company has requested that the Lenders agree to certain amendments to the Credit Agreement and provide certain consents together therewith and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Pledgors and Guarantors attached hereto as Exhibit A) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement of Pledgors and Guarantors related hereto and the Credit Agreement (as amended by this Amendment).

         (c) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement; Consent. Subject to the terms and conditions hereof (i) the Credit Agreement is amended as follows and (ii) the consent set forth below is granted, in each case, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

         (a)      Amendments to Article I of the Credit Agreement.

                  (1) The definition of "Consolidated Tangible Net Worth" is amended to add the following at the end thereof:

                           "plus the Net Issuance Proceeds of any Qualifying Convertible Subordinated Debt."

                  (2) The definition of "Convertible Notes" is amended to add the following at the end thereof:

                           ", including, but not limited to, Qualifying
                           Convertible Subordinated Debt."

                  (3) The definition of "Intangible Assets" is amended to add the following at the end thereof:

                           "; provided that, for purposes of calculating Consolidated Tangible Net Worth purchase accounting adjustments taken after December 31, 2001 related to the SCI Merger in an amount up to $187,000,000 shall be excluded from the determination of Intangible Assets."

                  (4) A new definition of "Qualifying Convertible Subordinated Debt" as set forth below shall be inserted immediately following the definition of "Pro Rata Share":

                           "`Qualifying Convertible Subordinated Debt' means any convertible subordinated debt issued by the Company subsequent to June 21, 2002, (i) with a maturity date not earlier than June 6, 2005, (ii) with subordination terms no less favorable to the Lenders than those contained in the Indenture dated as of May 5, 1999, between the Company and Norwest Bank Minnesota, N.A., as trustee, relating to the 4 1/4% Convertible Subordinated Notes due 2004 issued thereunder, without giving effect to any amendment, supplement or modification to such indenture, (iii) the terms of which do not provide for any voluntary or scheduled mandatory redemption, repurchase or other payment on account of principal of, or other amounts (other than interest) on account of, such Indebtedness, in each case prior to June 6, 2005 (for the avoidance of doubt the parties agree that a change in control put option in favor of the holders of such debt shall not be deemed to be such a mandatory scheduled redemption, repurchase or other payment) and (iv) the terms of which have not been amended in accordance with Section 6.17."

                  (5) The definition of "Restricted Payment" is amended in its entirety as follows:

                           "'Restricted Payment' means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock of the Company or any Subsidiary, or any payment with respect to such capital stock (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock and (ii) any payment on account of principal, premium or any other amount on account of Qualifying Convertible Subordinated Debt (other than interest payments in respect thereof) prior to June 6, 2005; provided that no Restricted Payment shall be deemed to occur upon the "cashless exercise" of any options or warrants of the Company or any Subsidiary by the holder thereof if such exercise does not result in the deemed repayment, forgiveness or other cancellation of Indebtedness owing to the Company or any of its Subsidiaries; provided further, that no Restricted Payment shall be deemed to occur with respect to (i) the payment of principal of, interest on or premium in respect of Indebtedness evidenced by Convertible Notes which are not Qualifying Convertible Subordinated Debt in accordance with the terms of such Convertible Notes (including in connection with the redemption or repurchase of such notes) or other purchase of such notes in market or privately negotiated transactions, at any time prior to the conversion of the same into capital stock of the Company or its Subsidiaries, provided that at the time of any such payment no Default or Event of Default shall have occurred and be continuing, (ii) the delivery of capital stock upon conversion of Convertible Notes in accordance with the terms thereof or (iii) any payment of cash in lieu of the issuance of fractional shares to holders of Convertible Notes upon conversion."

         (b) Amendment to Article VI of the Credit Agreement.

                  (1) Article VI is amended by adding a new Section 6.17 thereto as follows:

                           "6.17 QUALIFYING CONVERTIBLE SUBORDINATED DEBT. The Company may amend, supplement or otherwise modify the terms of any Qualifying Convertible Subordinated Debt; provided that, if any such amendment (a) alters the interest rate applicable to such Indebtedness such that the same shall not be a fixed, non-increasing market interest rate per annum payable no more often than quarterly, (b) modifies the terms of such Indebtedness in a manner that imposes obligations on the Company that are materially more onerous or otherwise materially more burdensome to the Company than its obligations under such Indebtedness on its date of incurrence or (c) otherwise alters the terms of such Indebtedness in a manner not consistent with the definition of Qualifying Convertible Subordinated Debt, then such Indebtedness shall cease to be treated as Qualifying Convertible Subordinated Debt; provided, however, that, no such amendment, supplement or modification shall be permitted if after giving effect to that same (i) a Default or Event of Default would exist hereunder or (ii) the Company would fail to be in compliance on a pro forma basis with Section
                           7.13 as of the most recent fiscal quarter end of the Company."

         (c) Amendment to Article VII of the Credit Agreement.

                  (1) Section 7.13(a) is amended in its entirety as follows:

                           "(a) Consolidated Tangible Net Worth. Permit
                           Consolidated Tangible Net Worth as of the end of any fiscal quarter of the Company to be less than the sum of (a) 84% of Consolidated Tangible Net Worth as of the fiscal quarter ending March 31, 2002, (b) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after December 31, 2001 (with no deduction for a net loss in any such fiscal quarter), (c) an amount equal to 50% of the aggregate increases in Shareholders' Equity of the Company and its Subsidiaries after December 31, 2001 by reason of the conversion of debt securities of the Company or its Subsidiaries (other than Qualifying Convertible Subordinated Debt) into capital stock, (d) an amount equal to 50% of the Net Issuance Proceeds of any issuance of capital stock of the Company or any of its Subsidiaries after December 31, 2001 and (e) an amount equal to 75% of the Net Issuance Proceeds of any Qualifying Convertible Subordinated Debt minus 25% of the aggregate increases in Shareholders' Equity of the Company and its Subsidiaries by reason of the conversion of Qualifying Convertible Subordinated Debt into capital stock of the Company in accordance with the terms thereof."

                  (2) Section 7.13(b) is amended in its entirety to provide as follows:

                           "(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Company to be less than the following amounts:

                                         Fiscal Quarter Ending                 Minimum Ratio
                                         ---------------------                 -------------
                                         June 30, 2002                           1.45:1.00

                                         September 30, 2002                      1.10:1.00

                                         December 31, 2002                       2.00:1.00

                                         Fiscal Quarter Ending                 Minimum Ratio
                                         ---------------------                 -------------
                                         March 31, 2003                          2.50:1.00

                                         June 30, 2003                           2.75:1.00

                                         September 30, 2003 and                  3.00:1.00"
                                         thereafter

         (d) Amendment to Exhibit C of the Credit Agreement. Exhibit C of the Credit Agreement is replaced in its entirety by Exhibit C attached to this Amendment.

         (e) Consent to Internal Reorganization. For the avoidance of doubt, and notwithstanding anything to the contrary in Section 7.02, Section 7.04 or
Section 7.05 of the Credit Agreement, the Majority Lenders, consent that the Company may, at any time or from time to time, as part of an internal reorganization described to the Lenders prior to the date hereof, cause up to four of its Wholly-Owned Subsidiaries (one of which may be an Ineligible Material Subsidiary and the others of which may not be Material Subsidiaries) with tangible assets as of March 30, 2002 in an aggregate amount not to exceed $125,000,000 to cease doing business and liquidate their assets by (i) transferring such assets to Wholly-Owned Subsidiaries and/or (ii) liquidating their assets for fair market value; provided that, subsequent to the completion of such liquidation all cash and other assets remaining at such Subsidiaries after satisfaction of its liabilities shall be distributed to the holder of the capital stock of such Subsidiaries.

                  3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

         (b) The execution, delivery and performance by the Company and any of its Subsidiaries of the Amendment Documents to which they are a party have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents to which they are a party constitute the legal, valid and binding obligations of the Company and its Subsidiaries, enforceable against them in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 5.05 of the Credit Agreement).

         (e) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         (f) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

         (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Company and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                  (2) The Administrative Agent shall have received the consent, in form and substance satisfactory to the Administrative Agent, of each Guarantor in its capacity as such to the execution and delivery hereof by the Company.

                  (3) The Administrative Agent shall have received evidence of payment by the Company of all fees, reasonable costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

                  (4) The Administrative Agent shall have received from the Company, in form and substance satisfactory to the Administrative Agent, a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Amendment.

                  (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (6) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

         (b) For purposes of determining compliance with the conditions specified in Section

4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Fees. The Company shall pay to the Administrative Agent for the ratable benefit of each Lender that executes and delivers this Amendment by no later than 12:00 noon (Pacific time) on June 21, 2002, a non-refundable amendment fee equal to 0.20% of such Lender's Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Credit Agreement or this Amendment.

6. Miscellaneous.

                  (a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed entirely within the State of California, provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

                  (g) The Company agrees to pay or reimburse Bank of America (including in its capacity as Administrative Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Administrative Agent) in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.



                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       SANMINA-SCI CORPORATION


                                       By:  /s/  [Signature Illegible]
                                          --------------------------------------
                                       Title: President and Chief Operating
                                              Officer
                                              ----------------------------------

                                       BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                       AGENT AND L/C ISSUER AND LENDER


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       SANMINA-SCI CORPORATION


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                       AGENT AND L/C ISSUER AND LENDER


                                       By: /s/ KEVIN M. MCMAHON
                                          --------------------------------------
                                       Name:    Kevin M. McMahon
                                             -----------------------------------
                                       Title: Managing Director
                                             -----------------------------------

                                       BARCLAYS BANK PLC

                                       By: /s/ JOHN GIANNONE
                                           -------------------------------------
                                       Name: John Giannone
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By: /s/ DONALD E. SELLERS, JR.
                                           -------------------------------------
                                       Name: Donald E. Sellers, Jr.
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       CITICORP USA, INC.


                                       By: /s/ JOHN WETZLER
                                           -------------------------------------
                                       Name: John Wetzler
                                             -----------------------------------
                                       Title: Managing Director
                                              ----------------------------------

                                       MORGAN STANLEY SENIOR FUNDING, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       FLEET NATIONAL BANK


                                       By: /s/ GREG ROUX
                                           -------------------------------------
                                       Name: Greg Roux
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       REGIONSBANK


                                       By: /s/ MARK BURR
                                           -------------------------------------
                                       Name: Mark Burr
                                             -----------------------------------
                                       Title: VP-Corporate Banking
                                              ----------------------------------

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION



                                       By: /s/ KATRINA FLOWERS
                                           -------------------------------------
                                       Name: Katrina Flowers
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ ROGER J. FLEISCHMANN
                                           -------------------------------------
                                       Name: Roger Fleischmann
                                             -----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ KEMP LEONARD
                                           -------------------------------------
                                       Name: Kemp Leonard
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       ROYAL BANK OF CANADA


                                       By: /s/ STEPHANIE BABICH
                                           -------------------------------------
                                       Name: Stephanie Babich
                                             -----------------------------------
                                       Title: Senior Manager
                                              ----------------------------------

                                       CREDIT SUISSE FIRST BOSTON



                                       By: /s/ VITALY G. BUTENKO
                                           -------------------------------------
                                       Name: Vitaly G. Butenko
                                             -----------------------------------
                                       Title: Associate
                                              ----------------------------------


                                       By: /s/ JEFFREY BERNSTEIN
                                           -------------------------------------
                                       Name: Jeffrey Bernstein
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       ABN AMRO BANK N.V.


                                       By: /s/ PETER HSU
                                           -------------------------------------
                                       Name: Peter Hsu
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                       By: /s/ ALEXIS SOOJIN YOO
                                           -------------------------------------
                                       Name: Alexis Soojin Yoo
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       JPMORGAN CHASE BANK



                                       By: /s/ WILLIAM R. RINDFUSS
                                           -------------------------------------
                                       Name: William R. Rindfuss
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                                                       EXHIBIT A



                CONSENT AND AGREEMENT OF PLEDGORS AND GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor and/or as a Pledgor, acknowledges that its consent to the foregoing Amendment Agreement (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty or Stock Pledge Agreement of the undersigned or any other Collateral Documents executed by the undersigned in the Administrative Agent's, the Collateral Agent's or the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.



                                       THE SUBSIDIARIES LISTED ON SCHEDULE A, AS
                                       GUARANTORS AND PLEDGORS


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                                                      SCHEDULE A

HADCO CORPORATION;

SCI SYSTEMS, INC.;

SCI TECHNOLOGY, INC.;

SCIMEX, INC.;

SCI HOLDINGS, INC.;

SCI SYSTEMS (ALABAMA), INC.;

SCI ENCLOSURES, LLC

                                                                       EXHIBIT C


                         FORM OF COMPLIANCE CERTIFICATE

                                   FINANCIAL STATEMENT DATE: ______________,____


To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain Credit Agreement (Multi-Year), dated as of December 6, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Sanmina-SCI Corporation (fka Sanmina Corporation), a Delaware corporation (the "Company"), certain Subsidiaries of the Company as co-borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

        The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

               [Use following for fiscal YEAR-END financial statements]

        1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

               [Use following for fiscal QUARTER-END financial statements]

        1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

        2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

        3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

                                 [select one:]

        [to the best knowledge of the undersigned, after due inquiry, no Default or Event of Default exists as of the date hereof.]

                                     --or--

        [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default, its nature and status and the action that the Company proposes to take with respect thereto:]

        4. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________,__________.


                                             SANMINA-SCI CORPORATION

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

              FOR THE QUARTER/YEAR ENDED ____________________ ("STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.   SECTION 7.13(a) - CONSOLIDATED TANGIBLE NET WORTH.

     A.   Consolidated Tangible Net Worth at Statement Date:

          1.   Shareholders' Equity:                                  $
                                                                       ---------

          2.   Net Issuance Proceeds of Qualifying
               Convertible Subordinated Debt:                         $
                                                                       ---------

          3.   Intangible Assets[(1)]:                                $
                                                                       ---------

          4.   Consolidated Tangible Net Worth
               (Line I.A.1 + I.A.2 - I.A.3):                          $
                                                                       ---------

     B.   Initial required amount (84% of Consolidated
          Tangible Net Worth as of the fiscal quarter ending
          March 31, 2002):                                            $
                                                                       ---------

     C.   50% of Consolidated Net Income for each fiscal
          quarter ending after December 31, 2001 (no
          reduction for losses):                                      $
                                                                       ---------

     D.   50% of increases in Shareholders' Equity after
          December 31, 2001 from conversion of debt securities
          (other than Qualifying Convertible Subordinated Debt):      $
                                                                       ---------

     E.   50% of Net Issuance Proceeds of any issuance
          of capital stock of the Company or any of its
          Subsidiaries after December 31, 2001:                       $
                                                                       ---------

     F.   75% of the Net Issuance Proceeds of any
          Qualifying Convertible Subordinated Debt:                   $
                                                                       ---------

     G.   25% of the aggregate increases in
          Shareholders' Equity from conversion of
          Qualifying Convertible Subordinated Debt:                   $
                                                                       ---------


----------

     (1) For purposes of calculating Consolidated Tangible Net Worth purchase accounting adjustments taken after December 31, 2001 related to the SCI Merger in an amount up to $187,000,000 shall be excluded from the determination of Intangible Assets.

     H.   Minimum required Consolidated Tangible Net Worth
          (Lines I.B + I.C + I.D + I.E + I.F - I.G):                       $
                                                                            -----------

     I.   Excess (deficit) for covenant compliance
          (Line I.A.4 - I.H):                                              $
                                                                            -----------

II.  SECTION 7.13(b) - INTEREST COVERAGE RATIO.

     A. Consolidated EBIT for four consecutive fiscal quarters ending on above date ("Subject Period"):

          1.   Consolidated Net Income for Subject Period:                 $
                                                                            -----------

          2.   Consolidated Interest Charges for Subject
               Period:                                                     $
                                                                            -----------

          3.   The amount of taxes, based on or measured
               by income, and or included in the determination
               of Consolidated Net Income:                                 $
                                                                            -----------

          4.   Cash and noncash charges permitted under
               definition of Consolidated EBIT[(2)]:                       $
                                                                            -----------

          5.   Consolidated EBIT
               (Lines II.A.1 + II.A.2 + II.A.3 + II.A.4):                  $
                                                                            -----------

     B.   Consolidated Cash Interest Charges for Subject Period:           $
                                                                            -----------

     C.   Interest Coverage Ratio ((Line II.A.5) divided by (Line II.B)):  _____to 1.00

     Minimum required (see Section 7.13(b)):                               _____to 1.00

III. SECTION 7.13 -- LEVERAGE RATIO.

     A.   Consolidated Funded Indebtedness at Statement Date

          1.   Consolidated total Indebtedness:                            $
                                                                            -----------

          2.   Amount of Line III.A.1 consisting of Indebtedness
               described in clauses (b) and (c) of the definition
               of Indebtedness:                                            $
                                                                            -----------

          3.   Line III.A.1 - Line III.A.2:                                $
                                                                            -----------

     B.   Consolidated Total Capitalization at Statement Date:             $
                                                                            -----------


----------

     (2) With respect to any cash or non-cash charge attach a worksheet setting forth in reasonable detail the nature of such charge.

     C.   Leverage Ratio. (Line III.A.3 divided by Line III.B):                ____ to 1.00

     Maximum permitted:                                                        0.50 to 1.00